UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   February 2, 2011

NATIONAL BEEF PACKING COMPANY, LLC
(Exact name of registrant as specified in charter)

Delaware (State of Other Jurisdiction of Incorporation)	333-111407 (Commission File Number)	48-1129505 (I.R.S. Employer Identification Number)

12200 North Ambassador Drive, Suite 500, Kansas City, MO 64163
(Address of Principal Executive Offices)  (Zip Code)

(816) 713-8500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(i) On February 2, 2011, Terry L. Wilkerson was appointed to serve as Chief Operating Officer of National Beef Packing Company, LLC (the “Company”).  Since March 2006, Mr. Wilkerson, 60, has served as Executive Vice President, Operations of the Company. Mr. Wilkerson served as our Executive Vice President, Strategic Business Development from April 2005 to March 2006 and as our Executive Vice President of Operations from 1998 to 2005. Mr. Wilkerson is employed on an “at will” basis and participates in the Company’s management incentive, management long-term incentive and supplemental bonus programs as described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 28, 2010.

(ii) On February 2, 2011, Simon P. McGee was appointed to serve as Chief Financial Officer of the Company.  Since April 2010, Mr. McGee, 44, has served as Executive Vice President, Corporate Strategy and Acquisitions of the Company. Mr. McGee served as our Senior Vice President, Corporate Strategy and Acquisitions from September 2009 to April 2010 and as our Vice President, Corporate Strategy and Acquisitions from 2006 to 2009. From 1999 to 2006, Mr. McGee served as an investment banker with Christenberry Collet & Company, Inc., an investment banking firm.  Mr. McGee is employed on an “at will” basis and participates in the Company’s management incentive and management long-term incentive programs as described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 28, 2010.

(iii) On February 2, 2011, Jay D. Nielsen was appointed to serve as Chief Accounting Officer and Treasurer of the Company.  Mr. Nielsen served as our Chief Financial Officer from 1997 until his appointment as Chief Accounting Officer and Treasurer. Mr. Nielsen, 56, is employed on an “at will” basis with the Company and participates in the Company’s management incentive, and management long-term incentive and supplemental bonus programs as described in the Company’s Annual Report on Form 10-K for the fiscal year ended August 28, 2010.

(iv) A copy of the Company’s press release regarding the appointments of Messrs. Wilkerson, McGee and Nielsen is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
99.1	Press release issued February 2, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL BEEF PACKING COMPANY, LLC

Date: February 7, 2011	By:	/s/ Jay D. Nielsen
Jay D. Nielsen
Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit 99.1	Press release issued February 2, 2011